Exhibit 99.2

Seventh Wave Laboratories LLC

FINANCIAL STATEMENTS

AND SUPPLEMENTARY INFORMATION

December 31, 2017 AND 2016

Contents

Page

Independent Auditor’s Report	1-2

Financial Statements

Balance Sheets	3

Statements of Income and Members’ Capital	4

Statements of Cash Flows	5

Notes to Financial Statements	6-16

Supplementary Information

Schedules of Operating Expenses	17

Independent Auditor’s Report

To the Members

Seventh Wave Laboratories LLC

Maryland Heights, Missouri

We have audited the accompanying financial statements of Seventh Wave Laboratories LLC (a Missouri LLC), which comprise the balance sheets as of December 31, 2017 and 2016, and the related statements of income and members’ capital, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Seventh Wave Laboratories LLC as of December 31, 2017 and 2016, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Report on Supplementary Information

Our audit was conducted for the purpose of forming an opinion on the financial statements as a whole. The Schedules of Operating Expenses are presented for purposes of additional analysis and is not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

St. Louis, MO

March 22, 2018

FINANCIAL STATEMENTS

SEVENTH WAVE LABORATORIES LLC

balance sheetS

December 31, 2017 AND 2016

	2017	2016
Assets

Current Assets
Accounts receivable	$1,805,920	$1,743,208
Prepaid expenses	46,581	81,518
Due from members	-	10,416
Due from affiliates	2,462	48,201
Total Current Assets	1,854,963	1,883,343

Property and equipment
Computers and lab equipment	4,143,346	3,669,535
Furniture and fixtures	131,270	128,198
Leasehold improvements	68,413	68,413
	4,343,029	3,866,146
Less: Accumulated depreciation and amortization	(3,164,909)	(2,755,732)
Net Property and Equipment	1,178,120	1,110,414

Other Assets	12,015	12,392

Total Assets	$3,045,098	$3,006,149

Liabilities and Members' Capital

Current Liabilities
Bank overdraft	$1,822	$123,246
Line of credit	98,575	599,272
Accounts payable	73,620	86,225
Accrued expenses	432,528	289,913
Current portion of noted payable	185,177	127,068
Current portion of capital lease obligation	15,383	15,736
Total Current Liabilities	807,105	1,241,460

Notes Payable, net of Current Maturities	850,343	687,172
Capital lease Obligation, Net of Current Maturities	50,033	66,772

Total Liabilities	1,707,481	1,995,404

Members' Capital	1,337,617	1,010,745

Total Liabilities and Members' Capital	$3,045,098	$3,006,149

See the Independent Auditor’s Report and accompanying notes to the financial statements.	Page 3

Seventh Wave Laboratories LLC

STATEMENTS OF income AND MEMBERS’ CAPITAL

For The Years Ended December 31, 2017 AND 2016

	2017		2016
		Percent of		Percent of
	Amount	Revenue	Amount	Revenue

Sales Revenue	$11,548,282	100.0%	$9,135,256	100.0%

Cost of Sales	8,031,879	69.55%	6,280,816	68.75%

Gross Profit	3,516,403	30.45%	2,854,440	31.25%

Operating Expenses	3,194,473	27.66%	2,638,392	28.88%

Income from Operations	321,930	2.79%	216,048	2.36%

Other Income (Expense)
Interest expense, net	(55,885)	(0.48)%	(59,146)	(0.65)%
Other income	60,827	0.53%	54,233	0.59%
Total Other Income (Expense)	4,942	0.04%	(4,913)	(0.05)%

Net Income	$326,872	2.83%	$211,135	2.31%

Members' Capital - Beginning of Year, Restated	$1,010,745		$856,094

Distributions	-		(56,484)

Members' Capital - End of Year	$1,337,617		$1,010,745

See the Independent Auditor’s Report and accompanying notes to the financial statements.	Page 4

Seventh Wave Laboratories LLC

STATEMENTS OF CASH FLOWS

For The Years Ended December 31, 2017 AND 2016

	2017	2016

Cash Flows from Operating Activities
Net Income	$326,872	$211,135
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	426,551	381,120
Changes in assets - decrease (increase)
Account receivable	(62,712)	(634,002)
Prepaid expenses	34,937	65,961
Due from affiliate	45,739	191,326
Other assets	-	15,008
Changes in liabilities - increase (decrease)
Account payable	(12,605)	(39,912)
Accrued expenses	142,615	60,742
Total Adjustments	574,525	40,243
Net Cash Provided by Operating Activities	$901,397	$251,378

Cash Flows from Investing Activities
Purchases or property and equipment	(493,880)	(539,299)
Net Cash Used by Investing Activities	(493,880)	(539,299)

Cash Flows from Financing Activities
Distributions to members	-	(56,484)
Changes in due from members, net	10,416	56,978
Change in bank overdraft, net	(121,424)	(75,266)
Borrowings on line of credit	4,911,917	945,663
Payments on line of credit	(5,030,964)	(478,438)
Payments on long-term debt, net	(160,370)	(99,040)
Payments on capital lease obligation	(17,092)	(5,492)
Net Cash Provided (Used) by Financing Activities	(407,517)	287,921

Net Increase (Decrease) in Cash	$-	$-

Cash - Beginning of Year	$-	$-

Cash - End of Year	$-	$-

Supplemental Cash Flows Information

Cash paid for interest	$55,903	$59,171

Non-cash financing activities
Lab equipment financed with capital lease obligation	$-	$88,000

Refinance line of credit with note payable	$381,650	$614,481

See the Independent Auditor’s Report and accompanying notes to the financial statements.	Page 5

Seventh Wave Laboratories LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2017 AND 2016

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

Seventh Wave Laboratories LLC (the “Company”) (a Delaware limited liability company) is a consulting-based contract research laboratory that provides local, national, and international clients with nonclinical evaluations of drug efficacy, safety, systemic exposure, and metabolism from their facilities located near St. Louis, Missouri.

Basis of Accounting

The Company’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk

The Company considers all checking and savings accounts, which are available for the Company’s operating needs, to be cash equivalents. The Company maintains cash deposits in one financial institution. The account balances are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000. At various times throughout the years ended December 31, 2017 and 2016, balances exceeded these insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash.

Accounts Receivable

Management monitors outstanding accounts receivable and charges off to expense any balances that are determined to be uncollectible in the period the determination is made. At December 31, 2017 and 2016, the Company considered all outstanding accounts receivable to be fully collectible. Accordingly, there was no allowance for doubtful accounts recorded.

Property and Equipment

Property and equipment are recorded at cost and are depreciated over the estimated useful lives of the assets using the straight-line method. Leasehold improvements are amortized using the straight-line method over the shorter of the remaining term of the lease or estimated useful life of the related asset. Upon sale or retirement, the cost and related accumulated depreciation and amortization are eliminated from their respective accounts, and the resulting gain or loss is included in current income. Improvements which materially extend useful lives are capitalized and are included in the accounts at cost. Maintenance and repairs are charged to operating expenses as incurred.

Depreciation is computed using straight-line methods over the estimated useful lives of the assets. The estimated useful lives are as follows:

Computers and lab equipment	2-15 years
Furniture and fixtures	2-7 years
Leasehold improvements	2-5 years

See the Independent Auditor’s Report.	Page 6

Seventh Wave Laboratories LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 AND 2016

Depreciation expense charged against income during 2017 and 2016, which includes the amortization of assets acquired under capital leases, was $426,551 and $381,120, respectively.

Revenue Recognition

Revenue is generally realized or realizable and earned, and corresponding accounts receivable recorded, when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the seller's price to the buyer is fixed or determinable, and collectability is reasonably assured.

Bank Overdraft

Bank overdraft represents checks issued against the Company’s operating account that have not yet cleared the bank as of December 31, 2017 and 2016 and advances under its operating line of credit are not yet required. As part of its cash management program, the Company utilizes a sweep feature whereby checking account overdraft positions are covered by automatic advances under its line of credit agreement.

Income Taxes

The Company, with the consent of its members, has elected under the Internal Revenue Code to be taxed as a partnership. In lieu of corporate income taxes, the members are liable for individual federal and state income taxes on his or her respective share of the Company’s taxable income or net operating loss in his or her individual income tax return. Therefore, no provision or liability for federal income taxes has been included in the financial statements.

In accordance with Financial Accounting Standards Board (“FASB”) ASC 740-10, Accounting for Income Taxes, which prescribes a recognition threshold and measurement attribute for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return and also provides guidance on various related matters such as derecognition, interest, penalties and disclosures required, the Company’s policy is to recognize interest and penalties, if any, related to unrecognized tax benefits, if any, in income tax expense. There are no material unrecognized tax benefits, and as a result, no interest and penalties recognized.

Unconsolidated Variable Interest Entity

In March 2014, FASB issued Update No. 2014-07, Consolidation (Topic 810) – Applying Variable Interest Entities Guidance to Common Control Leasing Arrangements. Under FASB Update No. 2014-07, a private company lessee may elect an alternative not to apply VIE guidance to a lessor entity if:

(a)	the private company lessee and the lessor entity are under common control
(b)	the private company lessee has a lease arrangement with the lessor entity
(c)	substantially all activities between the private company lessee and the lessor entity are related to leasing activities between the two entities, and
(d)	if the private company lessee explicitly guarantees or provides collateral for any obligation of the lessor entity related to the asset leased by the private company, then the principal amount of the obligation at inception of such guarantee or collateral arrangement does not exceed the value of the asset leased by the private company from the lessor entity.

See the Independent Auditor’s Report.	Page 7

Seventh Wave Laboratories LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 AND 2016

If the above criteria are met, the private company lessee may make an accounting election to not apply VIE guidance and to not include the assets, liabilities, and results of operations of the lessor entity in its financial statements for such financial statements to be in conformity with GAAP. If elected, the accounting alternative should be applied retrospectively to all periods presented. The alternative is effective for annual periods beginning after December 15, 2014.

The Company has concluded that it meets the criteria under FASB Update No. 2014-07 with respect to SWL Properties LLC (“SWL Properties”), and as such, has elected the alternative not to apply VIE guidance and not to include the assets, liabilities, and results of operations of SWL Properties in its financial statements. See Note 8.

Recent Accounting Pronouncements

Lease Accounting

In February 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2016-02, Leases (Topic 842). Under ASU 2016-02, a lessee should recognize in the balance sheet a liability to make lease payments (the lease liability) and a right-of-use asset representing its right to use the underlying asset for the lease term. When measuring assets and liabilities arising from a lease, a lessee should include payments to be made in optional periods only if the lessee is reasonably certain to exercise an option to extend the lease or not to exercise an option to terminate the lease. Similarly, optional payments to purchase the underlying asset should be included in the measurement of lease assets and lease liabilities only if the lessee is reasonably certain to exercise that purchase option.

Under ASU 2016-02, leases will continue to be differentiated between finance leases and operating leases. However, the principal difference from previous guidance is that the lease assets and lease liabilities arising from operating leases should be recognized in the balance sheet.

For finance leases, a lessee is required to do the following:

1.	Recognize a right-of-use asset and a lease liability, initially measured at the present value of the lease payments, in the balance sheet.
2.	Recognize interest on the lease liability separately from amortization of the right-of-use asset in the statement of income.
3.	Classify repayments of the principal portion of the lease liability within financing activities and payments of interest on the lease liability and variable lease payments within operating activities in the statement of cash flows.

For operating leases, a lessee is required to do the following:

1.	Recognize a right-of-use asset and a lease liability, initially measured at the present value of the lease payments, in the balance sheet.
2.	Recognize a single lease cost, calculated so that the cost of the lease is allocated over the lease term on a generally straight-line basis.
3.	Classify all cash payments within operating activities within the statement of cash flows.

For leases with a term of 12 months or less, a lessee is permitted to make an accounting policy election by class of underlying asset not to recognize lease assets and lease liabilities. If a lessee makes this election, it should recognize lease expense for such leases generally on a straight-line basis over the lease term.

ASU 2016-02 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted. Upon adoption, a modified retrospective approach shall be applied to all periods presented. Management is currently evaluating the impact ASU 2016-02 will have on the financial statements.

See the Independent Auditor’s Report.	Page 8

Seventh Wave Laboratories LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 AND 2016

Revenue Recognition

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). The ASU introduced a comprehensive, principles-based framework for recognizing revenue, and, when effective, will supersede the revenue recognition requirements in FASB ASC 605, Revenue Recognition, and virtually all industry-specific revenue recognition guidance in the FASB ASC. The ASU is intended to improve GAAP by providing a framework to address revenue recognition issues, creating more consistency and comparability of revenue recognition practices across entities and industries, and improving the usefulness of information provided to financial statement users through more robust disclosure requirements.  Subsequent to the issuance of ASU 2014-09, the FASB issued a number of ASUs clarifying certain matters in ASU 2014-09. Those subsequent ASUs have the same effective dates as ASU 2014-09 (see discussion in the following paragraph).

In August 2015, the original effective dates of ASU 2014-09 were deferred by one year through the issuance of ASU 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date. For nonpublic entities, ASU 2014-09 (as revised) is effective for annual reporting periods beginning after December 15, 2018, and interim reporting periods within annual reporting periods beginning after December 15, 2019. Early application is allowed for nonpublic entities, but no earlier than annual reporting periods beginning after December 15, 2016, including interim reporting periods within that period. Alternatively, the ASU can be applied to annual reporting periods beginning after December 15, 2016, and interim reporting periods within annual reporting periods beginning one year after the year of initial adoption. Management is currently evaluating the impact ASU 2014-09 will have on the financial statements.

Subsequent Events

Management has evaluated the impact on the financial statements of events subsequent, if any, through March 22, 2018, which is the date the financial statements were available to be issued.

2.	PRIOR-PERIOD ADJUSTMENTS

Certain errors during the 2015 reporting year resulting in an overstatement of reported cash and an understatement of accruals were discovered during the current year. Accordingly, an adjustment of $111,764 was made to reduce members’ equity as of the beginning of the 2016 year. There was no 2016 net income or tax impact from this restatement.

In addition, certain errors during the 2016 reporting year resulting in an overstatement of reported cash and an understatement of accruals were discovered during the current year totaling $206,735. Accordingly, a restatement of $206,735 was made to reduce cash and increase accruals for their respective amounts with the offsetting entry to payroll and commission expense decreasing net income by $206,735. There was no 2016 tax impact from this restatement.

Lastly, certain errors during the 2016 reporting year resulting in an understatement of reported cash and an overstatement of accounts receivable were discovered in the current year totaling $175,421. Accordingly, a restatement of $175,421 was made to increase cash and reduce accounts receivable. As this was a balance sheet only restatement, there was no net income or tax impact in 2016.

See the Independent Auditor’s Report.	Page 9

Seventh Wave Laboratories LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 AND 2016

3.	LINES OF CREDIT

Effective August 2016, the Company renewed its line of credit agreement with St. Louis Bank, with a maximum borrowing of $750,000 and a variable interest rate tied to the bank’s corporate market rate with a minimum rate of 5%. The line of credit matures annually in August 2017, callable on demand, and is secured by a commercial security agreement dated August 2005 secured by all business assets and the assignment of a life insurance policy. This agreement is cross-collateralized with an additional note payable, as disclosed in Note 6. The balance at December 31, 2016 was $599,272.

Effective June, 2017, the Company renewed its line of credit agreement with St. Louis Bank, with a maximum borrowing of $850,000 and a variable interest rate tied to the Prime Rate plus 1% with a minimum rate of 5%. The line of credit matures annually in June 2018, callable on demand and is secured by a commercial security agreement dated August 2005 secured by all business assets and the assignment of a life insurance policy. This agreement is cross-collateralized with an additional note payable, as disclosed in Note 6. The balance at December 31, 2017 was $98,575.

Effective June, 2017, the Company entered into a second line of credit agreement with St. Louis Bank, with a maximum borrowing of $250,000 and a variable interest rate tied to the bank’s corporate market rate with a minimum rate of 5.25%. The line of credit matures annually in June 2018, callable on demand and is secured by a commercial security agreement dated August 2005 secured by all business assets and the assignment of a life insurance policy. This agreement is cross-collateralized with an additional note payable, as disclosed in Note 6. The balance at December 31, 2017 was $0.

4.	OPERATING LEASES

The Company has entered into lease agreements for office and laboratory space. The Company’s operating lease agreements are as follows:

The Company leases office and laboratory space from the St. Louis University School of Medicine. The lease agreement expires April 1, 2018. An extension to this lease is currently being negotiated and management expects these negotiations to result in no material changes to current terms.

The Company leases office and laboratory space from St. Louis University. The lease agreement expires September 30, 2018. An extension to this lease is currently being negotiated and management expects these negotiations to result in no material changes to current terms.

The Company leases office and laboratory space from SWL Properties, an affiliated entity related through common ownership. The Company is also obligated to pay for various operating expenses incurred by the property. The lease agreement expires December 31, 2025. See Note 10.

See the Independent Auditor’s Report.	Page 10

Seventh Wave Laboratories LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 AND 2016

Minimum future lease payments under all non-cancellable operating leases are as follows as of December 31, 2017:

2018	$385,752
2019	360,000
2020	360,000
2021	360,000
2022	360,000
Thereafter	1,440,000
$3,265,752

Rent expense under all operating lease agreements for the years ended December 31, 2017 and 2016 amounted to $444,769 and $403,627, respectively.

5.	CAPITAL LEASE

The Company leases certain specialized laboratory equipment under a lease classified as a capital lease. The original value of the asset, which is included on the balance sheet in computers and lab equipment, is $89,250. Related accumulated amortization totaled $37,188 and $7,438 as of December 31, 2017 and 2016, respectively. The interest rate related to the lease obligation is 6.19% and the maturity date is August 2021.

Future minimum lease payments under capital leases by year and the present value of the minimum lease payments at December 31, 2017 are as follows:

2018	$20,400
2019	20,400
2020	20,400
2021	13,600
2022	-
Total minimum lease payments	74,800

Less: Amount representing interest	9,384

Present value of minimum lease payments	$65,416

At December 31, 2017, the present value of minimum lease payments due within one year is $15,383.

See the Independent Auditor’s Report.	Page 11

Seventh Wave Laboratories LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 AND 2016

6.	NOTES PAYABLE

Notes payable as of December 31, 2017 and 2016 consisted of the following:

	2017	2016

Note payable to St. Louis Bank dated July 12, 2013, with monthly payments of $3,622, including interest at 4.5% until maturity in July 2018; secured by a commercial security agreement dated August 2005 secured by all Company assets and cross-collateralized with the line of credit as disclosed in Note 3.	$24,994	$66,291

Note payable to St. Louis Bank dated January 14, 2014, with monthly payments of $5,601, including interest at 4.5% until maturity in January 2019; secured by a commercial security agreement dated January 2014 secured by certain equipment, also secured by a commercial security agreement dated August 2005 secured by all Company assets and cross-collateralized with the line of credit as disclosed in Note 3.	70,941	133,364

Note payable to STL Partnership CDC dated August 2, 2016, with monthly payments of $1,817, including interest at 2.07% until maturity in September 2036; secured by a second deed of trust and assignment of rents on the financed real property, a commercial security agreement secured by the financed equipment, and a personal guarantees of the members. See Note 10.	266,144	277,648

Note payable to St. Louis Bank dated July 28, 2016, with monthly payments of $2,067, including interest at 3.95% for five years with a rate adjustment to 5 years treasury swap plus 2.25% until maturity in July 2026, with a final balloon payment of all unpaid principal and interest due at maturity; secured by first deed of trust and assignment of rents on the financed real property, a commercial security agreement secured by financed equipment, and personal guarantees of the members. See Note 10.	325,415	336,937

Note payable to St. Louis Bank dated June 8, 2017, with monthly payments of $7,222, including interest at 5% until maturity in June 2022; secured by a commercial security agreement dated August 2005 secured by all Company assets, cross-collateralized with the line of credit as disclosed in Note 3, and secured by personal guarantees of the members.	348,026	-
	1,035,520	814,240
Less: Current Portion	185,177	127,068
	850,343	687,172

See the Independent Auditor’s Report.	Page 12

Seventh Wave Laboratories LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 AND 2016

Estimated maturities of notes payable at December 31, 2017 are as follows:

2018	$185,177
2019	104,715
2020	103,731
2021	108,523
2022	69,022
Thereafter	464,352
$1,035,520

7.	RELATED PARTY TRANSACTIONS

The Company has made advances relating to the acquisition and operation of new office and laboratory facilities to SWL Properties, LLC, which is an affiliated entity related by common ownership. Additionally, the Company recognized management fee income of $18,000 from the affiliate during both the years ended December 31, 2017 and 2016. The outstanding balance due from the affiliate at December 31, 2017 and 2016 was $2,462 and $48,201, respectively. No interest is charged on the owed amount.

As previously disclosed in Note 4, the Company leases office and laboratory space from SWL Properties, LLC under an operating lease. Rent expense accrued and paid to this affiliate during 2017 and 2016 totaled $360,000 and $352,320, respectively.

8.	EMPLOYEE BENEFIT PLAN

The Company has adopted a 401(k) defined contribution plan (“Plan”) covering eligible employees of the Company aged 21 or older. Employees may contribute salary deferrals based on current Internal Revenue Service regulations. In addition, the Plan provides for employer matching contributions of 100% of the employee deferral that do not exceed 1% of eligible compensation plus 50% of the employee deferral between 1% and 6%. Matching contributions paid by the Company for the years ended December 31, 2017 and 2016 were $139,940 and $114,182, respectively.

9.	VENDOR CONCENTRATIONS

The Company purchased a large amount of supplies and other materials from three main vendors that made up 36% and 22%, respectively, of the Company’s annual purchases as of December 31, 2017 and 2016. The Company does not expect a material impact to its business if these vendors were to no longer operate.

See the Independent Auditor’s Report.	Page 13

Seventh Wave Laboratories LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 AND 2016

10.	FACILITY AND FINANCING ARRANGEMENTS

In November 2015, the Company entered into an operating lease for the office and laboratory facility owned by SWL Properties, LLC, an affiliated entity related by common ownership, as previously discussed in Note 4.

St. Louis Bank Loan

In connection with the facility, SWL Properties and the Company secured permanent financing by co-signing a promissory note payable to St. Louis Bank dated July 28, 2016, in an original amount of $2,503,731. This loan has been allocated between the two co-borrowers, with amounts related to the land and building carried on SWL Properties, LLC’s books and amounts related to equipment recorded on the Company’s books, as previously discussed in Note 6. The corresponding entry was to an existing line of credit liability related to the purchase and installation of equipment during construction. The interest rate is fixed at 3.95% for five years and then adjusted to a five year treasury swap plus 2.25%. Monthly principal and interest payments of $15,163 are required, with a final balloon payment due at maturity in July 2026. The note is secured by a first deed of trust in the property, assignment of rents, a security agreement on the financed equipment, and personal guarantees of the members. At December 31, 2017 and 2016, the total outstanding balance on the note was $2,387,030 and $2,471,549, respectively.

STL Partnership CDC Loan

Also in connection with the facility, SWL Properties, LLC and the Company secured permanent financing by co-signing a promissory note payable to STL Partnership CDC dated August 2, 2016, in an original amount of $2,059,000 (backed by a 20 year debenture guarantee of the U.S. Small Business Administration). This loan has been allocated between the two co-borrowers, with amounts related to the land and building carried on SWL Properties, LLC’s books and amounts related to equipment recorded on the Company’s books, as previously discussed in Note 6. The corresponding entry was to an existing line of credit liability related to the purchase and installation of equipment during construction. The interest rate is fixed at 2.067% until maturity in September 2036. Monthly payments including principal, interest and required fees of $13,326 are required for five years commencing in October 2016. Monthly payments are reduced every five years down to $11,300 for the final five year period through September 2036. The note is secured by a second deed of trust in the property, assignment of rents, a security agreement on the financed equipment, and personal guarantees of the members. At December 31, 2017 and 2016, the total outstanding balance on the note was $1,952,253 and $2,036,640, respectively.

See the Independent Auditor’s Report.	Page 14

Seventh Wave Laboratories LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 AND 2016

The following summarizes the Company’s co-borrowing arrangements as of December 31, 2017:

	SWL Properties LLC	Seventh Wave Laboratories LLC	Total

St. Louis Bank Loan	$2,162,406	$341,325	$2,503,731
Initial Borrowings	(100,791)	(15,910)	(116,701)
Cumulative Payments	$2,061,615	$325,415	$2,387,030
Outstanding Balance

Allocation %	86.4%	13.6%	100.0%

STL Partnership CDC Loan
Initial Borrowings	$1,778,304	$280,696	$2,059,000
Cumulative Payments	(92,195)	(14,552)	(106,747)
Outstanding Balance	$1,686,109	$266,144	$1,952,253

Allocation %	86.4%	13.6%	100.0%

The following summarizes the Company’s co-borrowing arrangements as of December 31, 2016:

	SWL Properties LLC	Seventh Wave Laboratories LLC	Total

St. Louis Bank Loan
Members' Capital - End of Year	$2,162,406	$341,325	$2,503,731
Cumulative Payments	(27,794)	(4,388)	(32,182)
Outstanding Balance	$2,134,612	$336,937	$2,471,549

Allocation %	86.4%	13.6%	100.0%

STL Partnership CDC Loan
Initial Borrowings	$1,778,304	$280,696	$2,059,000
Cumulative Payments	(19,312)	(3,048)	(22,360)
Outstanding Balance	$1,758,992	$277,648	$2,036,640

Allocation %	86.4%	13.6%	100.0%

See the Independent Auditor’s Report.	Page 15

Seventh Wave Laboratories LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 AND 2016

11.	MEMBERS’ CAPITAL

The Company is governed by the terms and conditions of the Third Amended Operating Agreement (the “Agreement”) dated March 5, 2016. The Company shall continue until terminated in accordance with the terms of the Agreement or as provided by law, including events of dissolution. The Company shall be dissolved only upon any of the following events: (i) the unanimous written consent of the Class A Members to dissolve the Company, (ii) the death, retirement, resignation, withdrawal, expulsion, bankruptcy or dissolution of a Member, unless there is at least one remaining Class A Member and all the remaining Class A Members consent to continue the company and its business within 120 days after the occurrence of any such event, (iii) the entry of a decree of judicial dissolution of the Company and (iv) the sale or transfer of substantially all of the assets of the Company.

Amended on August 3, 2017, upon dissolution, and after the payment of the Company’s outstanding liabilities, any remaining proceeds from disposition will be distributed as follows: (i) the first three million dollars ($3,000,000) divided equally between the Class A Members, (ii) the next five hundred thousand dollars ($500,000) to a certain Class B Member and (iii) any remaining balance to all Members, pro rata in accordance with their ownership percentages.

The overall management and control of the Company shall be vested in the Managing Members, who are composed of the Class A Members of the Company. The following acts require the unanimous vote of all Class A Members: (i) acquire or enter into lease agreements for real property, (ii) appoint new officers, (iii) purchase real estate and other major purchases, (iv) expel members, (v) terminate the employment of any Member, (vi) dissolve or terminate the Company, (vii) sell or transfer all or a significant part of the Company’s assets, (viii) merge or consolidate the Company with another entity, (ix) any act that would cause a bankruptcy of the Company.

The Company is composed of two Class A Members and two Class B Members. The Class A Members contributed capital to the Company and are allocated their share of any net income and losses in proportion to their respective ownership interests in the Company. The Class B Members received their Class B interest for provision of services to the Company and made no capital contributions to the Company in exchange for acquiring their interest. Class B Members are allocated their share of any net income and losses in proportion to their respective ownership interests in the Company.

The following summarizes the composition of members’ capital as of December 31, 2017:

Class A Members' Capital	$1,220,996
Class B Members' Capital	116,621
$1,337,617

The following summarizes the composition of members’ capital as of December 31, 2016:

Class A Members' Capital	$948,584
Class B Members' Capital	62,161
$1,010,745

12.	RECLASSIFICATIONS

Certain accounts in the prior-year financial statements have been reclassified for comparative purposes to conform to the presentation in the current-year financial statements.

See the Independent Auditor’s Report.	Page 16

SUPPLEMENTARY INFORMATION

Seventh Wave Laboratories LLC

scheduleS of operating expenses

For The YearS Ended December 31, 2017 AND 2016

	2017		2016
		Percent of		Percent of
	Amount	Revenue	Amount	Revenue

Payroll and payroll taxes	$1,543,369	13.36%	$1,328,083	14.54%
Employee benefits	71,880	0.62%	80,953	0.89%
Computer expense	46,784	0.41%	99,273	1.09%
Commissions	134,821	1.17%	81,711	0.89%
Contributions	1,240	0.01%	1,510	0.02%
Depreciation and amortization	70,336	0.61%	55,210	0.60%
Deus and subscriptions	4,570	0.04%	4,338	0.50%
Insurance	86,905	0.75%	69,354	0.76%
Meals and entertainment	45,870	0.40%	34,728	0.38%
Meetings and conferences	50,862	0.44%	29,968	0.33%
Miscellaneous expense	2,761	0.02%	3,799	0.04%
Office expense	23,630	0.20%	34,415	0.38%
Professional development	8,056	0.07%	20,025	0.22%
Professional fees	392,896	3.40%	150,863	1.65%
Rent expense	275,959	2.39%	252,649	2.77%
Repairs and maintenance	21,228	0.18%	36,345	0.40%
Taxes, licenses an permits	106,353	0.92%	97,639	1.07%
telephone	21,501	0.19%	20,698	0.23%
Travel	196,094	1.70%	155,459	1.70%
Utilities	89,358	0.77%	81,372	0.89%
Total Operating Expenses	$3,194,473	27.65%	$2,638,392	28.88%

See the Independent Auditor’s Report.	Page 17